EXHIBIT 16

                        Exhibit 16 - Yield Calculations

                             COREFUND CASH RESERVE

Seven-day Average Yield:
------------------------
                                                       Daily Dividend
                                                       --------------

                                    6/30/90               .000155
                                    6/29/90               .000155
                                    6/28/90               .000156
                                    6/27/90               .000156
                                    6/25/90               .000156
                                    6/24/90               .000156
                                    6/23/90               .000156
                                                          -------

                                    Total                 .001090

                                    Divided by 7          .00015571428

                                    Multiplied by 365     .0568357122

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Compounded Effective Yield:
---------------------------

       [ (1 + .001090) 365/7 ] - 1 = .05844914

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Number of Shareholders as of 10/15 was: 1,492

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                            COREFUND TAX-FREE RESERVE

Seven-day Average Yield:
------------------------
                                                       Daily Dividend
                                                       --------------

                                    6/30/90               .000115
                                    6/29/90               .000115
                                    6/28/90               .000114
                                    6/27/90               .000115
                                    6/25/90               .000114
                                    6/24/90               .000114
                                    6/23/90               .000114
                                                          -------

                                    Total                 .000801

                                    Divided by 7          .00011442857

                                    Multiplied by 365     .04176642805

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Compounded Effective Yield:
---------------------------

       [ (1 + .00080) 365/7 ] - 1 = .04263349

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Number of Shareholders as of 10/15 was: 23

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                           COREFUND FIDUCIARY RESERVE

Seven-day Average Yield:
------------------------
                                                       Daily Dividend
                                                       --------------

                                    6/30/90               .000162
                                    6/29/90               .000162
                                    6/28/90               .000163
                                    6/27/90               .000162
                                    6/25/90               .000163
                                    6/24/90               .000163
                                    6/23/90               .000163
                                                          -------

                                    Total                 .001138

                                    Divided by 7          .00016257142

                                    Multiplied by 365     .0593385683

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Compounded Effective Yield:
---------------------------

       [ (1 + .001138) 365/7 ] - 1 = .061098650

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Number of Shareholders as of 10/15 was: 6

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                            COREFUND TREASURY RESERVE

Seven-day Average Yield:
------------------------
                                                       Daily Dividend
                                                       --------------

                                    6/30/90               .000158
                                    6/29/90               .000159
                                    6/28/90               .000162
                                    6/27/90               .000158
                                    6/25/90               .000158
                                    6/24/90               .000158
                                    6/23/90               .000158
                                                          -------

                                    Total                 .001111

                                    Divided by 7          .00015871428

                                    Multiplied by 365     .0579307122

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Compounded Effective Yield:
---------------------------

       [ (1 + .001111) 365/7 ] - 1 = .05960750

-------------------------------------------------------------------------------

Number of Shareholders as of 10/15 was: 341